Exhibit 99.1

Cogent Contacts:
For Public Relations:	For Investor Relations:
Jeff Henriksen	John Chang
+ 1 (202) 295-4200	+ 1 (202) 295-4212
jhenriksen@cogentco.com	investor.relations@cogentco.com

COGENT COMMUNICATIONS REPORTS THIRD QUARTER RESULTS

[WASHINGTON, D.C. November 11, 2005] Cogent Communications Group, Inc. (AMEX: COI) today announced net service revenue of $33.8 million for the three months ended September 30, 2005, an increase of 55.4% over $21.7 million for the three months ended September 30, 2004.    On-net revenue was $20.2 million for the three months ended September 30, 2005, an increase of 41.3% over $14.3 million for the three months ended September 30, 2004.  On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent-owned facilities.

Service revenue increased 61.7% from $63.1 million for the nine months ended September 30, 2004 to $102.0 million for the nine months ended September 30, 2005.  On-net revenue increased 38.5% from $41.4 million for the nine months ended September 30, 2004 to $57.3 million for the nine months ended September 30, 2005.

Net cash provided by operating activities was $1.8 million for the three months ended September 30, 2005 as compared to net cash used in operating activities of ($3.9) million for the three months ended September 30, 2004.  Net cash used in operating activities was ($6.3) million for the nine months ended September 30, 2005 as compared to net cash used in operating activities of ($21.9) million for the nine months ended September 30, 2004.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, was $2.1 million for the three months ended September 30, 2005 compared to ($2.4) million for the three months ended September 30, 2004.    EBITDA, as adjusted, was $9.1 million for the nine months ended September 30, 2005 compared to ($9.2) million for the three months ended September 30, 2004.

Basic and diluted net loss applicable to common stock was ($0.37) per share for the three months ended September 30, 2005 compared to ($32.87) per share for the three months ended September 30, 2004.    Basic and diluted net loss applicable to common stock was ($1.49) per share for the nine months ended September 30, 2005 compared to ($127.56) per share for the nine months ended September 30, 2004.  Weighted average common shares outstanding – basic and diluted - were 43,886,390 for the three months ended September 30, 2005 as compared to 806,151 for the three months ended September 30, 2004. Weighted average common shares outstanding – basic and diluted - were 31,646,576 for the nine months ended September 30, 2005 as compared to 744,138 for the nine months ended September 30, 2004.

Total customer connections were 9,609 as of September 30, 2005 compared to 5,228 as of September 30, 2004 an increase of 83.8%.  On-net customer connections were 4,064 as of September 30, 2005 compared to 2,496 as of September 30, 2004 an increase of 62.8%.  The number of on-net buildings was 1,026 as of September 30, 2005 as compared to 961 as of September 30, 2004.

Outlook - Full Year 2005 Estimates

•                  Cogent is reaffirming its previously released full year 2005 estimate for net service revenue of between $135.0 million and $140.0 million.

•                  Cogent is reaffirming its previously released full year 2005 estimate for EBITDA, as adjusted, of between $10.0 million and $12.0 million.

Outlook - Fourth Quarter 2005 Estimates

•                  Cogent estimates net service revenue for the fourth quarter of 2005 to be between $34.0 million and $35.0 million.

•                  Cogent estimates EBITDA, as adjusted, for the fourth quarter of 2005 to be between  $1.5 million to $2.5 million.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

Metric ($ In 000’s, except per share data) - unaudited	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005
On-Net Revenue	$13,479	$13,632	$14,285	$16,538	$18,216	$18,936	$20,181
% Change from previous Qtr.		1.1%	4.8%	15.8%	10.1%	4.0%	6.6%
Off-Net Revenue	$4,892	$4,332	$5,107	$8,228	$12,747	$11,718	$10,553
% Change from previous Qtr.		-11.4%	17.9%	61.1%	54.9%	-8.1%	-9.9%
Non-Core revenue (1)	$2,574	$2,423	$2,344	$3,452	$3,451	$3,152	$3,038
% Change from previous Qtr.		-5.9%	-3.3%	47.3%	0.0%	-8.7%	-3.6%
Net service revenue - total	$20,945	$20,387	$21,736	$28,218	$34,414	$33,806	$33,772
% Change from previous Qtr.		-2.7%	6.6%	29.8%	22.0%	-1.8%	-0.1%
Network operations expenses (2)	$15,735	$13,273	$14,303	$20,155	$22,937	$21,399	$21,495
% Change from previous Qtr.		-15.6%	7.8%	40.9%	13.8%	-6.7%	0.4%
Selling, general and administrative expenses (3)	$9,581	$9,538	$9,089	$12,174	$10,296	$10,096	$10,176
% Change from previous Qtr.		-0.4%	-4.7%	33.9%	-15.4%	-1.9%	0.8%
Depreciation and amortization expenses	$14,536	$13,749	$13,369	$14,991	$13,680	$12,795	$12,432
% Change from previous Qtr.		-5.4%	-2.8%	12.1%	-8.7%	-6.5%	-2.8%
Basic and diluted net loss per common share applicable to common stock	$(68.70)	$(29.51)	$(32.87)	$(24.66)	$(0.92)	$(0.47)	$(0.37)
% Change from previous Qtr.		57.0%	-11.4%	25.0%	96.3%	48.9%	21.9%
Weighted average common shares – basic and diluted	672,457	753,130	806,151	820,125	16,260,654	34,489,085	43,886,390
% Change from previous Qtr.		12.0%	7.0%	1.7%	1,882.7%	112.1%	27.2%
EBITDA, as adjusted (4)	$(4,371)	$(2,424)	$(2,435)	$(4,111)	$4,657	$2,311	$2,102
% Change from previous Qtr.		44.5%	-0.5%	-68.8%	213.3%	-50.4%	-9.0%

Cash (used in) provided by operating activities	$(11,582)	$(6,344)	$(3,863)	$(4,636)	$(6,622)	$(1,539)	$1,839
% Change from previous Qtr.		45.2%	39.1%	-20.0%	-42.8%	76.8%	219.5%
Capital expenditures	$1,833	$2,205	$2,297	$3,800	$3,092	$5,058	$3,998
% Change from previous Qtr.		20.3%	4.2%	65.4%	-18.6%	63.6%	-21.0%
Customer Connections - end of period
On-Net	2,092	2,258	2,496	2,838	3,245	3,587	4,064
% Change from previous Qtr.		7.9%	10.5%	13.7%	14.3%	10.5%	13.3%
Off-Net	1,134	1,140	1,427	4,481	4,469	4,302	4,108
% Change from previous Qtr.		0.5%	25.2%	214.0%	-0.3%	-3.7%	-4.5%
Non Core	1,468	1,309	1,305	1,859	1,721	1,579	1,437
% Change from previous Qtr.		-10.8%	-0.3%	37.1%	-7.4%	-8.3%	-8.7%
Total	4,694	4,707	5,228	9,178	9,435	9,468	9,609
% Change from previous Qtr.		0.3%	11.1%	75.6%	2.8%	0.3%	1.5%
Other - end of period
Buildings On Net	877	930	961	989	1,000	1,009	1,026
Employees	230	235	265	297	291	285	307

(1)          Consists of legacy services of companies whose assets or business were acquired by Cogent, including email, retail dial-up Internet access, shared web hosting, managed web hosting, managed security, voice services (only provided in Toronto, Canada), point to point private line services, managed modem services and until December 31, 2004 services provided to LambdaNet Germany under a network sharing arrangement as discussed in Cogent’s SEC filings.

(2)          Excludes amortization of deferred compensation of $212, $213, $207, $226, $96, $95 and $95 in the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

(3)          Excludes amortization of deferred compensation of $2,820, $2,832, $2,753, $2,999, $3,099, $3,080 and $3,069 in the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from the disposition of assets of $750 and $3,476 in the three months ended March 31, 2004 and three months ended March 31, 2005, respectively. EBITDA, as adjusted excludes gains on debt and capital lease restructurings of $5,292, $842 and $844 for the three months ended December 31, 2004, three months ended June 30, 2005 and three months ended September 30, 2005 respectively.  EBITDA as adjusted, also excludes restructuring charges related to the lease termination costs of the Company’s’ Paris office lease of $1,396, $425 and $1,319 taken during the three months ended September 30, 2004, December 31, 2004 and September 30, 2005, respectively.

Schedule of Non-GAAP Measures - EBITDA and EBITDA, as adjusted

EBITDA represents net (loss) income before income taxes, net interest expense, depreciation and amortization. Management believes the most directly comparable measure to EBITDA calculated in accordance with GAAP is cash flows (used in) provided by operating activities.

EBITDA, as adjusted, represents EBITDA less gains on debt and capital lease restructurings and restructuring charges. The Company has excluded the gains because they relate to its capital structure and the restructuring charges because they were non-cash charges. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures, expand its business and make bonus determinations for its employees. EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under generally accepted accounting principles in the United States, or GAAP, and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA and EBITDA, as adjusted, are calculated in the table below.

($ In 000’s) - unaudited	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005 Estimated	2005 Estimated
Cash flows (used in) provided by operating activities	$(11,582)	$(6,344)	$(3,863)	$(4,636)	$(6,622)	$(1,539)	$1,839	1,000	$(6,000)
Changes in working capital	4,461	1,161	(2,569)	(2,447)	5,386	1,217	(2,782)	(750)	3,705
Cash interest expense, net	2,000	2,759	2,601	2,465	2,417	2,633	1,726	1,750	8,500
Gains on debt and capital lease restructurings and asset sales, net	750	—	—	5,374	3,476	842	844	—	5,162
EBITDA, including gains and restructuring charges	$(4,371)	$(2,424)	$(3,831)	$756	$4,657	$3,153	$1,627	$2,000	$11,367
Gains on debt and capital lease restructurings	—	—	—	(5,292)	—	(842)	(844)	—	(1,686)
Restructuring charges	—	—	1,396	425	—	—	1,319	—	1,319
EBITDA, as adjusted	$(4,371)	$(2,424)	$(2,435)	$(4,111)	$4,657	$2,311	$2,102	$2,000	$11,000

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND SEPTEMBER 30, 2005

(IN THOUSANDS, EXCEPT SHARE DATA)

	December 31, 2004	September 30, 2005
		(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$13,844	$35,555
Short term investments ($355 and $700 restricted, respectively)	509	754
Accounts receivable, net of allowance for doubtful accounts of $3,229 and $2,106, respectively	13,564	14,289
Prepaid expenses and other current assets	4,224	3,798
Total current assets	32,141	54,396
Property and equipment:
Property and equipment	475,775	482,029
Accumulated depreciation and amortization	(138,500)	(178,188)
Total property and equipment, net	337,275	303,841
Intangible assets:
Intangible assets	30,240	29,889
Accumulated amortization	(27,115)	(28,397)
Total intangible assets, net	3,125	1,492
Asset held for sale	1,220	—
Restricted cash	—	4,000
Other assets ($1,370 and $1,375 restricted, respectively)	4,825	4,620
Total assets	$378,586	$368,349
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,090	$11,568
Accrued liabilities	20,669	17,038
Capital lease obligations, current maturities	7,488	6,525
Total current liabilities	44,247	35,131
Amended and Restated Cisco Note – related party	17,842	—
Convertible subordinated notes, net of discount of $5,026 and $3,916, respectively	5,165	6,275
Capital lease obligations, net of current maturities	95,887	86,763
Other long-term liabilities	2,955	2,549
Total liabilities	166,096	130,718
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, Series F, $0.001 par value; 11,000 shares authorized, issued, and outstanding at December 31, 2004; none at September 30, 2005	10,904	—
Convertible preferred stock, Series G, $0.001 par value; 41,030 shares authorized, 41,021 shares issued and outstanding at December 31, 2004; none at September 30, 2005	40,778	—
Convertible preferred stock, Series H, $0.001 par value; 84,001 shares authorized; 45,821 shares issued and outstanding at December 31, 2004; none at September 30, 2005	44,309	—
Convertible preferred stock, Series I, $0.001 par value; 3,000 shares authorized, 2,575 shares issued and outstanding at December 31, 2004; none at September 30, 2005	2,545	—
Convertible preferred stock, Series J, $0.001 par value; 3,891 shares authorized, issued and outstanding at December 31, 2004; none at September 30, 2005	19,421	—
Convertible preferred stock, Series K, $0.001 par value; 2,600 shares authorized, issued and outstanding at December 31, 2004; none at September 30, 2005	2,588	—
Convertible preferred stock, Series L, $0.001 par value; 185 shares authorized, issued and outstanding at December 31, 2004; none at September 30, 2005	927	—
Convertible preferred stock, Series M, $0.001 par value; 3,701 shares authorized, issued and outstanding at December 31, 2004; none at September 30, 2005	18,353
Common stock, $0.001 par value; 75,000,000 shares authorized; 827,487 and 43,885,754 shares outstanding, respectively	1	44
Additional paid-in capital	236,692	439,756
Deferred compensation	(22,533)	(12,692)
Stock purchase warrants	764	764
Treasury stock, 61,462 shares	(90)	(90)
Accumulated other comprehensive income – foreign currency translation adjustment	1,515	763
Accumulated deficit	(143,684)	(190,914)
Total stockholders’ equity	212,490	237,631
Total liabilities and stockholders’ equity	$378,586	$368,349

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 30, 2005

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended September 30, 2004	Three Months Ended September 30, 2005
	(Unaudited)	(Unaudited)
Net service revenue	$21,736	$33,772
Operating expenses:
Network operations (including $207 and $95 of amortization of deferred compensation, respectively, exclusive of amounts shown separately)	14,510	21,590
Selling, general, and administrative (including $2,753 and $3,069 of amortization of deferred compensation, respectively, and $432 and $824 of bad debt expense, respectively)	11,842	13,245
Restructuring charges	1,396	1,319
Terminated public offering costs	779	—
Depreciation and amortization	13,369	12,432
Total operating expenses	41,896	48,586
Operating loss	(20,160)	(14,814)
Gain on capital lease restructuring	—	844
Interest income and other, net	181	489
Interest expense	(3,062)	(2,625)
Net loss	$(23,041)	$(16,106)
Beneficial conversion charge	(3,455)	—
Net loss applicable to common shareholders	$(26,496)	$(16,106)
Net loss per common share:
Basic and diluted net loss per common share	$(28.58)	$(0.37)
Beneficial conversion charges	(4.29)	—
Basic and diluted net loss per common share applicable to common stock	$(32.87)	$(0.37)
Weighted-average common shares—basic and diluted	806,151	43,886,390

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 30, 2005

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2005
	(Unaudited)	(Unaudited)
Net service revenue	$63,068	$101,990
Operating expenses:
Network operations (including $633 and $286 of amortization of deferred compensation, respectively, exclusive of amounts shown separately)	43,944	66,117
Selling, general, and administrative (including $8,404 and $9,249 of amortization of deferred compensation, respectively, and $2,453 and $3,795 of bad debt expense, respectively)	36,612	39,816
Restructuring charges	1,396	1,319
Terminated public offering costs	779	—
Depreciation and amortization	41,654	38,908
Total operating expenses	124,385	146,160
Operating loss	(61,317)	(44,170)
Gains on disposition of assets, net	842	3,372
Gains on Cisco debt repayment and capital lease restructuring	—	1,686
Interest income and other, net	471	862
Interest expense	(9,432)	(8,980)
Net loss	$(69,436)	$(47,230)
Beneficial conversion charges	(25,483)	—
Net loss applicable to common shareholders	$(94,919)	$(47,230)
Net loss per common share:
Basic and diluted net loss per common share	$(93.31)	$(1.49)
Beneficial conversion charges	(34.25)	—
Basic and diluted net loss per common share applicable to common stock	$(127.56)	$(1.49)
Weighted-average common shares—basic and diluted	744,138	31,646,576

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 30, 2005

(IN THOUSANDS)

	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2005
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net loss	$(69,436)	$(47,230)
Adjustments to reconcile net loss to net cash used in operating activities:
Gains—dispositions of assets and debt, net	(736)	(4,825)
Depreciation and amortization	41,654	38,908
Amortization of debt discount—convertible notes	758	1,110
Amortization of deferred compensation	9,037	9,535
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	2,231	(1,400)
Prepaid expenses and other current assets	1,480	208
Other assets	740	(152)
Accounts payable, accrued and other liabilities	(7,593)	(2,476)
Net cash used in operating activities	(21,865)	(6,322)
Cash flows from investing activities:
Purchases of property and equipment	(6,335)	(12,148)
Purchase of German network assets	—	(932)
Maturities (purchases) of short term investments	3,514	(41)
Restricted cash-collateral under credit facility	—	(4,000)
Cash acquired – acquisitions	2,329	—
Proceeds from other acquired assets	602	—
Purchases of intangible assets	(357)	—
Proceeds from dispositions of assets	3,678	5,122
Net cash provided by (used in) investing activities	3,431	(11,999)
Cash flows from financing activities:
Proceeds from sale of common stock, net	—	63,723
Cash acquired - mergers	23,855	—
Proceeds from issuance of subordinated note – related party	—	10,000
Repayment of subordinated note – related party		(10,000)
Borrowings under credit facility	—	10,000
Repayments under credit facility	—	(10,000)
Repayment of Cisco note – related party	—	(17,000)
Repayment of advances from LNG Holdings—related party	(1,225)	—
Repayments of capital lease obligations	(3,199)	(6,059)
Net cash provided by financing activities	19,431	40,664
Effect of exchange rate changes on cash	(76)	(632)
Net increase in cash and cash equivalents	921	21,711
Cash and cash equivalents, beginning of period	7,875	13,844
Cash and cash equivalents, end of period	$8,796	$35,555

Conference Call and Web site Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (EDT) today to discuss Cogent’s operating results for the third quarter 2005.  Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at www.cogentco.com.   A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (AMEX: COI) is a multinational, Tier 1 facilities-based ISP ranked by Ovum-RHK as the largest provider of Ethernet services in the United States.  Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services.  Cogent’s facilities-based, all-optical IP network backbone spans 12 countries and provides IP services in over 85 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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Except for historical information and discussion contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The specific forward-looking statements cover Cogent’s expectations for revenue and EBITDA, as adjusted, for the fourth quarter of 2005 and fiscal year 2005.  The statements in this release are not guarantees of future performance and actual results could differ materially from our current expectations.  Numerous factors could cause or contribute to such differences.  Some of the factors and risks associated with our business are discussed in Cogent’s filings with the Securities and Exchange Commission.

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